EV TRADITIONAL FLORIDA TAX FREE FUND
                                  EV TRADITIONAL NATIONAL MUNICIPALS FUND
                                   EV TRADITIONAL NEW YORK TAX FREE FUND
                            Supplement to Prospectuses dated November 25, 1994

                                     EATON VANCE INCOME FUND OF BOSTON
                              Supplement to Prospectus dated February 1, 1995

        1. Effective immediately, all purchases of shares of a Fund of $1 million or more will be subject to a contingent deferred sales charge ("CDSC") of 0.50% in the event of certain redemptions within twelve months after the purchase. Such purchases continue to bear no initial sales charge. (Such purchases made before March 27, 1995 will continue to be subject to a CDSC of 1% in the event of certain redemptions made within eighteen months of purchase.) The Principal Underwriter will compensate Authorized Firms responsible for such purchases at the rate of 0.50% of the amount invested, and any CDSC incurred will be retained by the Principal Underwriter.

        The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

        The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. No initial sales charge or CDSC will be imposed on purchases of Eaton Vance Income Fund of Boston by qualified retirement plans. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.

        2.      The Shareholder Transaction Expenses table under
"Shareholder and Fund Expenses" is replaced by the following table:

        Shareholder Transaction Expenses
          Maximum Sales Charge Imposed on Purchases
             (as a percentage of offering price)                        3.75%
          Sales Charges Imposed on Reinvested Distributions             None
          Fees to Exchange Shares                                       None
          Contingent Deferred Sales Charges (on
             purchases of $1 million or more) Imposed
             on Redemptions During the First Twelve
             Months (as a percentage of redemption
             proceeds exclusive of all reinvestments
             and capital appreciation in the account)                    0.50%

                Based on the Shareholder Transaction Expenses shown above and on the total operating expenses shown in the relevant Prospectus, an investor would pay expenses $10 less than the expenses for one year and three years shown in the Example under "Shareholder and Fund Expenses."

        3. With respect to EV Traditional Florida Tax Free Fund, EV Traditional National Tax Free Fund and EV Traditional New York
Tax Free Fund, the Trustees of each Fund and Portfolio have amended the nonfundamental investment policy governing call options to read "neither the Fund nor the Portfolio may engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested." The following disclosure is added to the section "How the Fund and the PortfolioInvest their Assets":

        The Portfolio may purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

        4. The sales charge and dealer commission tables under "How to Buy Fund Shares" are replaced by the following table:

        The current sales charges and dealer commissions are:

                           Sales             Sales                Dealer
                           Charge            Charge               Commission
                           as Percent-       as Percent-          as Percent-
                           age of            age of               age of
                           Offering          Amount               Offering
Amount of Purchase         Price             Invested             Price

Less than $50,000            3.75%             3.90%                4.00%
$50,000 but less than
   $100,000                  2.75%             2.83%                3.00%
$100,000 but less than
   $250,000                  2.25%             2.30%                2.50%
$250,000 but less than
   $500,000                  1.75%             1.78%                2.00%
$500,000 but less than
   $1,000,000                1.25%             1.27%                1.50%
$1,000,000 or more           0.00%             0.00%                0.50%

        The following is added to "How to Buy Fund Shares":

                Fund shares may be sold at net asset value where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge. Shares of a Fund may be sold at net asset value to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Fund or its Principal Underwriter. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

        5.      The following is added to "Reports to Shareholders":

                Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

        6. The first paragraph under "The Eaton Vance Exchange Privilege" is replaced by the following paragraph:

                         Shares of the Fund may currently be exchanged for
                shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston,
                Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax
                Free Reserves and any fund in the Eaton Vance
                Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired).
                Such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

        7. In the descriptions of the Statement of Intention and the Right of Accumulation under "Eaton Vance Shareholder
Services," the $100,000 amounts are replaced by $50,000 amounts.

        8. The following is added to "Performance Information" in the EV Traditional Florida Tax Free Fund, EV Traditional National
Municipals Fund and EV Traditional New York Tax Free Fund prospectuses:

        A Fund may quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.
        A Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

November 9, 1995                                   - 3 -              T-SUPP1